Exhibit 10.5

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  The omissions have been indicated by asterisks (“*****”), and the omitted text has been filed separately with the Securities and Exchange Commission.

QuadGraphics

N63W23075 State Hwy. 74
Sussex, WI
53089-2827
tel 414.566.6000

February 13, 2009

Lou Mohn
Division SVP, Publisher & General Manager
Playboy Enterprises, Inc.
680 North Lake Shore Dr.
Chicago, IL 60611

RE:  This Fourth Amendment to the preparatory and print agreement between Playboy Enterprises, Inc. ("Publisher") and Quad/Graphics, Inc. ("Printer") dated as of October 22, 1997, and amended by the First Amendment dated March 3, 2000, the Second Amendment dated March 2, 2004 and the Third Amendment dated July 30, 2007 (as so amended, the "Agreement").

Dear Lou:

The purpose of this letter is to amend the Agreement as follows:

•	Unless otherwise specified below, this Amendment is effective the date hereof. All capitalized terms used in this letter without definition have the meaning given to them in the Agreement.

•	Exhibit B (Manufacturing Specifications) is replaced with revised Exhibit B attached to this letter.

•	Article 1.01 of the Agreement (Exhibits) is amended to add the Paper Purchasing Agreement attached to this letter as Exhibit G-1 (Paper Purchasing Agreement).

•	Article 2.01 of the Agreement (Term and Termination) is amended by replacing the reference to December 31, 2012 with a reference to December 31, 2015.

•	Article 4.01 of the Agreement (Work) is amended to add the following as a new paragraph:

"In addition to the Magazine, Printer shall be a preferred vendor for the press and finishing operations involved in the production of Publisher's postcards, DVD wraps and blow-in cards (individually and collectively, the "Additional Work"), subject to scheduling requirements and provided that Printer's price for such Additional Work is competitive. All references in the Agreement to Work shall be amended to also refer to the Additional Work and Additional Work shall be performed pursuant to the terms of the Agreement. The price proposal for Additional Work is attached hereto and shall be included as part of Exhibit C (Pricing Specifications), subject to adjustment as provided in the Agreement."

•
Effective with the February 2009 issue of the Magazine , all references in the Agreement to the preparatory and manufacturing prices in Exhibit C (Pricing Specifications) and the paper requirements in Exhibit D (Paper Requirements) shall be amended to refer to the preparatory and manufacturing prices, and the paper requirements attached hereto (the "Revised Pricing"); such Revised Pricing will be subject to adjustment as provided in the Agreement.

•	Article 8 of the Agreement (Paper and Ink) is amended to add the following as a new sub-section:

"8.05 From time to time the parties may enter into an agreement under which Printer will source and purchase paper for Publisher ("Paper Purchasing Agreement"). Any such Paper Purchasing Agreement will be added to the Agreement as Exhibit G-1."

•
Printer waives its entitlement to and foregoes the August 15, 2008 price adjustment provided for in Section 10.04 of the Agreement (Prices and Terms) to reflect changes to Printer's cost of ink. For avoidance of doubt, the August 15, 2008 adjustment to uv coating and polywrap pricing, effective for Publisher as of November 1, 2008, shall remain in effect. Ink and other prices for materials will be adjusted to reflect changes to Printer's cost of materials, as more particularly defined in Section 10.04.

•
Printer waives its entitlement to and foregoes the February 1, 2009 price adjustment provided for in Section 10.05 of the Agreement (Prices and Terms) to reflect changes to Quad/Graphics' cost of labor. On February 1, 2011 and February 1, 2013, the prices then in effect will be adjusted to reflect changes to Printer's cost of labor, as more particularly defined in Section 10.05.

•
Publisher and Printer each acknowledge and affirm that the Agreement, as hereby amended, is ratified and confirmed in all respects and all terms and provisions of the Agreement, as amended by this Fourth Amendment, will remain in full force and effect.

If the foregoing represents your understanding, then please sign this letter in the space provided below and return one original document to my attention. Please do not hesitate to call me directly if I may be of any further assistance. Thank you for your attention to this matter.

Sincerely,	Accepted and agreed this 7th day of April, 2009.
QUAD/GRAPHICS, INC.
PLAYBOY ENTERPRISES, INC.

Jeffrey A. Duening
Vice President Sales – Midwest	By:	/s/ Howard Shapiro

/s/ Jeffrey A. Duening	Name:	Howard Shapiro
	Title:	Executive Vice President

Attachments

Playboy Enterprises, Inc. - Quad/Graphics, Inc.
Fourth Amendment

REVISED EXHIBIT B - Manufacturing Specifications

Playboy Enterprises, Inc.
Fourth Amendment
Revised Schedule B - Manufacturing Specifications

Playboy
Trim Size:	8" x 10.75"
Frequency:	11x/year
Ave. Qty:	2,900,000
Ave. Pgs:	150 + 4
Finish Type:	Perfect bound

Playboy Enterprises, Inc. - Quad/Graphics, Inc.
Fourth Amendment

REVISED EXHIBITS C & D - Pricing Specifications & Paper Requirements

QUAD/IMAGING
A Division of Quad/Graphics

Preparatory estimate for: Playboy Enterprises, Inc 680 N Lake Shore Dr Chicago, IL 60611-4402	Wisconsin Sales Office N63 W23075 Hwy 74 Sussex, WI 53089-2827 tel 414-566-2926 fax 414-566-4650 November 24, 2008

ADVERTISING MATERIALS

FURNISHED ADS
(247)	CT/LW, Tiff/It, PDF, PS	$	*****
(255)	Quark, Photoshop, Illustrator	$	*****
(031)	Ad inspection	$	*****

PICK UP ADS
(433)	Pick up B&W ad	$	*****
(178)	Pick up 2/C, 3/C or 4/C ad	$	*****

PROOFING
(065)	Position proof	$	*****
(215)	Kodak Approval proof	$	*****
(215)	Continuous Tone proof	$	*****

EDITORIAL PAGES

(081)	COVERS, PLAYBILL (Includes all Prep)	$	*****

DESKTOP PAGE PROCESSING PDFs:
(132)	Process multiple colors (2C, 3C, 4C page PDF)	$	*****
(133)	Process single color (PDF)	$	*****
(100)	Process 5C page (PDF)	$	*****
(186)	Process 6C page (PDF)	$	*****
(075)	Process 7C page (PDF)	$	*****

INDESIGN APPLICATION FILES:
(132)	Process multiple colors (2C, 3C, 4C page; InDesign Application file)	$	*****
(133)	Process single color (InDesign Application file)	$	*****
(100)	Process 5C page (InDesign Application file)	$	*****
(186)	Process 6C page (InDesign Application file)	$	*****
(411)	Retrieve page	$	*****
(134)	Pictorial page (for Gravure)	$	*****
(494)	Organization (per issue)	$	*****

ELECTRONIC SYSTEM
(496)	Electronic page assembly, color correction, swatch matching, retouching, special effects, rotation, extensive resizing, alteration of desktop page files	$	*****
(139)	Convert for Internet	$	*****

PROOFING
(065)	Position proof	$	*****
(215)	Kodak Approval proof	$	*****
(215)	Continuous Tone proof	$	*****

PLAYBOY ENTERPRISES, INC.

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

			Account Nbr:	803
		Price Sched Nbr:		0002322-08
			Effective Date:
		Pricing Last Modified:		cjones
				11/19/2008
				cjones
		Paper Last Modified		11/19/2008

2x4 PRESSWORK	UNITS	PLATES	MAKE-READY	PER/M
06 PG Gate Cover (8/8) AS 6'S 2-out	8	16	*****	*****
06 PG Gate Cover (7/7) AS 6'S 2-out	7	14	*****	*****
06 PG Gate Cover (6/6) AS 6'S 2-out	6	12	*****	*****
06 PG Gate Cover (5/5) AS 6'S 2-out	5	10	*****	*****
06 PG Gate Cover (4/4) AS 6'S 2-out	4	8	*****	*****
04 PG Cover (8/8) AS 4'S - Flat 4-out	8	16	*****	*****
04 PG Cover (7/7) AS 4'S - Fiat 4-out	7	14	*****	*****
04 PG Cover (8/8) AS 4'S - Flat 4-out	6	12	*****	*****
04 PG Cover (5/5) AS 4'S - Flat 4-out	5	10	*****	*****
04 PG Cover (4/4) AS 4'S - Flat 4-out	4	8	*****	*****
32 PG Body (5/5+5/5) AS 8'S 1-out	10	20	*****	*****
32 PG Body (5/5+5/5)AS 16'S 1-out	10	20	*****	*****
32 PG Body (5/5+4/4) AS 8'S 1-out	9	18	*****	*****
32 PG Body (5/5+4/4) AS 16'S 1-out	9	18	*****	*****
32 PG Body (4/4+4/4) AS 8'S 1-out	8	16	*****	*****
32 PG Body (4/4+4/4) AS 16'S 1-out	8	16	*****	*****
32 PG Body (4/4+2/2) AS 8'S 1-out	6	12	*****	*****
32 PG Body (4/4+2/2) AS 16'S 1-out	6	12	*****	*****
32 PG Body (4/4+1/1) AS 8'S 1-out	5	10	*****	*****
32 PG Body (4/4+1/1) AS 16'S 1-out	5	10	*****	*****
32 PG Body (2/2+2/2) AS 8'S 1-out	4	8	*****	*****
32 PG Body (2/2+2/2) AS 16'S 1-out	4	8	*****	*****
32 PG Body (1/1+1/1) AS 8'S 1-out	2	4	*****	*****
32 PG Body (1/1+1/1)AS 16'S 1-out	2	4	*****	*****
16 PG Body (5/5+5/5) AS 8'S 2-out	10	20	*****	*****
16 PG Body (5/5+5/5) AS 16'S 2-out	10	20	*****	*****
16 PG Body (5/5+4/4) AS 8'S 2-out	9	18	*****	*****
16 PG Body (5/5+4/4) AS 16'S 2-out	9	18	*****	*****
16 PG Body (5/5) AS 8'S 1-out	5	10	*****	*****
16 PG Body (4/4+4/4) AS 8'S 2-out	8	16	*****	*****
16 PG Body (4/4+4/4) AS 16'S 2-out	8	16	*****	*****
16 PG Body (4/4+2/2) AS 8'S 2-out	6	12	*****	*****
16 PG Body (4/4+2/2) AS 16'S 2-out	6	12	*****	*****
16 PG Body (4/4+1/1) AS 8'S 2-out	5	10	*****	*****
16 PG Body (4/4+1/1) AS 16'S 2-out	5	10	*****	*****
16 PG Body (4/4) AS 8'S 1-out	4	8	*****	*****
16 PG Body (2/2+2/2) AS 8'S 2-out	4	8	*****	*****
16 PG Body (2/2+2/2) AS 16'S 2-out	4	8	*****	*****
16 PG Body (2/2) AS 8'S 1-out	2	4	*****	*****
16 PG Body (1/1+1/1) AS 8'S 2-out	2	4	*****	*****
16 PG Body (1/1+1/1) AS 16'S 2-out	2	4	*****	*****
16 PG Body (1/1) AS 8'S 1-out	1	2	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	10	20	*****	*****

Quad/Graphics, Inc.	Page 1 of 20	Confidential

PLAYBOY ENTERPRISES, INC.

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

2x4 PRESSWORK - CONTINUED	UNITS	PLATES	MAKE-READY	PER/M
12 PG Body (5/5+4/4) AS 12'S 2-out	9	18	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	8	16	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out	6	12	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	5	10	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	4	8	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	2	4	*****	*****
08 PG Gate Body (5/5) AS 8'S 2-out	5	10	*****	*****
08 PG Gate Body (4/4) AS 8'S 2-out	4	8	*****	*****
08 PG Body (8/8) AS 8'S 2-out	8	16	*****	*****
08 PG Body (5/5+5/5) AS 8'S 4-out	10	20	*****	*****
08 PG Body (5/5+4/4) AS 8'S 4-out	9	18	*****	*****
08 PG Body (5/5) AS 8'S 2-out	5	10	*****	*****
08 PG Body (4/4+4/4) AS 8'S 4-out	8	16	*****	*****
08 PG Body (4/4+2/2) AS 8'S 4-out	6	12	*****	*****
08 PG Body (4/4+1/1) AS 8'S 4-out	5	10	*****	*****
08 PG Body (4/4) AS 8'S 2-out	4	8	*****	*****
08 PG Body (2/2+2/2) AS 8'S 4-out	4	8	*****	*****
08 PG Body (2/2) AS 8'S 2-out	2	4	*****	*****
08 PG Body (1/1+1/1) AS 8'S 4-out	2	4	*****	*****
08 PG Body (1/1) AS 8'S 2-out	1	2	*****	*****
06 PG Gate Body (5/5) AS 6'S 2-out	5	10	*****	*****
06 PG Gate Body (4/4) AS 6'S 2-out	4	8	*****	*****
06 PG Body (4/4+4/4) AS 6'S 4-out	8	16	*****	*****
04 PG Gate Body (5/5) AS 4'S 4-out	5	10	*****	*****
04 PG Gate Body (4/4) AS 4'S 4-out	4	8	*****	*****
04 PG Gate Body (2/2) AS 4'S 4-out	2	4	*****	*****
04 PG Gate Body (1/1) AS 4'S 4-out	1	2	*****	*****
04 PG Body (6/6) AS 4'S 4-out	6	12	*****	*****
04 PG Body (5/5) AS 4'S 4-out	5	10	*****	*****
04 PG Body (4/4) AS 4'S 4-out	4	8	*****	*****
04 PG Body (2/2) AS 4'S 4-out	2	4	*****	*****
04 PG Body (1/1) AS 4'S 4-out	1	2	*****	*****
02 PG Body (7/7) AS 2'S 8-out	7	14	*****	*****
02 PG Body (6/8) AS 2'S 8-out	6	12	*****	*****
02 PG Body (5/5) AS 2'S 8-out	5	10	*****	*****
02 PG Body (4/4) AS 2'S 8-out	4	8	*****	*****
02 PG Body (2/2) AS 2'S 8-out	2	4	*****	*****
02 PG Body (1/1) AS 2'S 8-out	1	2	*****	*****
2x4 PRESSWORK MISC. SERVICE			MAKE-READY	PER/M
VERSION PLATE & MKR CHANGE per plate			*****	*****
VERSION PLATE PRESS STOP per stop, per web			*****	*****
REPLACEMENT PLATE & MKR CHANGE per plate			*****	*****
FLOOD UV COAT-4PG			*****	*****

Quad/Graphics, Inc.	Page 2 of 20		Confidential

PLAYBOY ENTERPRISES, INC.

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

2x4 PRESSWORK MISC. SERVICE	MAKE-READY	PER/M
FLOOD UV COAT - 6PG	*****	*****
EDGESLITTING (1 WEB)	*****	*****
EDGESLITTING (2ND WEB)	*****	*****
RUB-OFF	*****	*****
VERTICAL PERFING	*****	*****
CREDIT FOR PLATE NOT USED per plate	*****	*****
HOLDING TIME per hour	*****	*****
Additional costs to produce 2 page ad inserts (regionals): *****
Replacement Plates billed as required. Plates guaranteed for 1,500,000 Impressions

2x6 PRESSWORK	UNITS	PLATES	MAKE-READY	PER/M
48 PG Body (4/4+4/4) AS 24'S 1-out	8	16	*****	*****
48 PG Body (4/4+4/4) AS 16'S & 8'S 1-out	8	16	*****	*****
48 PG Body (4/4+4/4) AS 12'S 1-out	8	16	*****	*****
24 PG Body (4/4+4/4) AS 8'S 2-out	8	16	*****	*****
24 PG Body (4/4+4/4) AS 24'S 2-out	8	16	*****	*****
24 PG Body (4/4+4/4) AS 16'S & 8'S 2-out	8	16	*****	*****
24 PG Body (4/4+4/4) AS 12's 2-out	8	16	*****	*****
16 PG Body (4/4+4/4) AS 8'S 3-out	8	16	*****	*****
12 PG Body (4/4+4/4) AS 12'S 4-out	8	16	*****	*****
08 PG Body (4/4+4/4) AS 8'S 6-out	8	16	*****	*****

2x6 PRESSWORK MISC. SERVICE	MAKE-READY	PER/M
VERSION PLATE & MKR CHANGE per plate	*****	*****
VERSION PLATE PRESS STOP per stop, per web	*****	*****
REPLACEMENT PLATE & MKR CHANGE per plate	*****	*****
HOLDING TIME per hour	*****	*****
Replacement Plates billed as required. Plates guaranteed for 1,500,000 impressions

GRAVURE PRESSWORK - JAW	UNITS	CYLINDERS	MAKE-READY	PER/M
96 PG Body (5/5) AS 32'S 1-out	10	10	*****	*****
96 PG Body (5/5) AS 16'S 1-out	10	10	*****	*****
96 PG Body (4/4) AS 32'S 1-out	8	8	*****	*****
96 PG Body (4/4) AS 16'S 1-out	8	8	*****	*****
84 PG Body (5/5) AS 28'S 1-out	10	10	*****	*****
84 PG Body (4/4) AS 28'S 1-out	8	8	*****	*****
72 PG Body (5/5) AS 24'S 1-out	10	10	*****	*****
72 PG Body (5/5) AS 12'S 1-out	10	10	*****	*****
72 PG Body (4/4) AS 24'S 1-out	8	8	*****	*****
72 PG Body (4/4) AS 12'S 1-out	8	8	*****	*****
64 PG Body (5/5) AS 32'S 1-out	10	10	*****	*****
64 PG Body (4/4) AS 32'S 1-out	8	8	*****	*****
60 PG Body (5/5) AS 20'S 1-out	10	10	*****	*****
60 PG Body (4/4) AS 20'S 1-out	8	8	*****	*****

Quad/Graphics, Inc.		Page 3 of 20	Confidential

PLAYBOY ENTERPRISES, INC.

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

GRAVURE PRESSWORK - JAW	UNITS	CYLINDERS	MAKE-READY	PER/M
56 PG Body (5/5) AS 28'S 1-out	10	10	*****	*****
56 PG Body (4/4) AS 28'S 1-out	8	8	*****	*****
48 PG Body (5/5) AS 24'S 1-out	10	10	*****	*****
48 PG Body (5/5) AS 16'S 2-out	10	10	*****	*****
48 PG Body (4/4) AS 24'S 1-out	8	8	*****	*****
48 PG Body (4/4) AS 16'S 2-out	8	8	*****	*****
40 PG Body (5/5) AS 20'S 1-out	10	10	*****	*****
40 PG Body (4/4) AS 20'S 1-out	8	8	*****	*****
36 PG Body (5/5) AS 36'S 2-out	10	10	*****	*****
36 PG Body (4/4) AS 36'S 2-out	8	8	*****	*****
32 PG Body (5/5) AS 32'S 2-out	10	10	*****	*****
32 PG Body (4/4) AS 32'S 2-out	8	8	*****	*****
28 PG Body (5/5) AS 28'S 2-out	10	10	*****	*****
28 PG Body (4/4) AS 28'S 2-out	8	8	*****	*****
24 PG Body (5/5) AS 24'S 2-out	10	10	*****	*****
24 PG Body (4/4) AS 24'S 2-out	8	8	*****	*****
20 PG Body (5/5) AS 20'S 2-out	10	10	*****	*****
20 PG Body (4/4) AS 20'S 2-out	8	8	*****	*****
16 PG Body (5/5) AS 16'S 4-out	10	10	*****	*****
16 PG Body (4/4) AS 16'S 4-out	8	8	*****	*****
12 PG Body (5/5) AS 12'S 4-out	10	10	*****	*****
12 PG Body (4/4) AS 12'S 4-out	8	8	*****	*****

GRAVURE PRESSWORK MISC. SERVICE - JAW	MAKE-READY	PER/M
VERSION CYLINDER & MKR CHANGE per cylinder	*****	*****
HOLDING TIME per hour	*****	*****
CYLINDER STORAGE, UP TO 1 MNTH per cylinder, per month	*****	*****
CYLINDER STORAGE, ADD'L MONTHS per cylinder, per month	*****	*****
4-AROUND CYLINDER COST per cylinder	*****	*****
6-AROUND CYLINDER COST per cylinder	*****	*****
ADDITIONAL PROOFS per side	*****	*****

INK PRICES, PER PAGE Trim Size: 8 X 10 3/4		PER/M
1/COLOR BLACK, MEDIUM (COVER)		*****
2/COLOR BLACK/PMS, MEDIUM (COVER)		*****
2/COLOR BLACK/PROCESS, MEDIUM (COVER)		*****
3/COLOR BLACK/PROCESS, MEDIUM (COVER)		*****
4/COLOR PROCESS, MEDIUM (COVER)		*****
5/COLOR WITH PMS, MEDIUM (COVER)		*****
6/COLOR WITH PMS, MEDIUM (COVER)		*****
7/COLOR WITH PMS, MEDIUM (COVER)		*****

Quad/Graphics, Inc.	Page 4 of 20	Confidential

PLAYBOY ENTERPRISES, INC.

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

	Account Nbr:	803
	Price Sched Nbr:	0002322-08
Effective Date:
	Pricing Last Modified:	cjones
11/19/2008
cjones
	Paper Last Modified	11/19/2008

INK PRICES, PER PAGE Trim Size: 8 X 10 3/4		PER/M
8/COLOR WITH PMS, MEDIUM (COVER)		*****
METALLIC, MEDIUM (COVER)		*****
VARNISH (COVER)		*****
1/COLOR BLACK, MEDIUM (BODY)		*****
1/COLOR BLACK, MEDIUM (GRAVURE)		*****
2/COLOR BLACK/PROCESS, MEDIUM (BODY)		*****
2/COLOR BLACK/PROCESS, MEDIUM (GRAVURE)		*****
3/COLOR BLACK/PROCESS, MEDIUM (BODY)		*****
3/COLOR BLACK/PROCESS, MEDIUM (GRAVURE)		*****
4/COLOR PROCESS, MEDIUM (BODY)		*****
4/COLOR PROCESS, MEDIUM (GRAVURE)		*****
5/COLOR WITH PMS, MEDIUM (BODY)		*****
6/COLOR WITH PMS, MEDIUM (BODY)		*****
7/COLOR WITH PMS, MEDIUM (BODY)		*****
8/COLOR WITH PMS, MEDIUM (BODY)		*****
METALLIC. MEDIUM (BODY)		*****
VARNISH (BODY)		*****
PMS Ink (Gravure) will be invoiced at ***** Flourescent inks (gravure & offset) will be invoiced at ***** All Ink and UV rates reflect increase effective 11-1-2008.
PERFECT BINDER	MAKE-READY	PER/M
12 Pocket	*****	*****
13 Pocket	*****	*****
14 Pocket	*****	*****
15 Pocket	*****	*****
16 Pocket	*****	*****
17 Pocket	*****	*****
18 Pocket	*****	*****
19 Pocket	*****	*****
20 Pocket	*****	*****
21 Pocket	*****	*****
22 Pocket	*****	*****
23 Pocket	*****	*****
24 Pocket	*****	*****
25 Pocket	*****	*****
26 Pocket	*****	*****
27 Pocket	*****	*****
28 Pocket	*****	*****

Quad/Graphics	Page 5 of 20	Confidential

PLAYBOY ENTERPRISES, INC.

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PERFECT BINDER - continued	MAKE-READY	PER/M
29 Pocket	*****	*****
30 Pocket	*****	*****
31 Pocket	*****	*****
32 Pocket	*****	*****
33 Pocket	*****	*****
34 Pocket	*****	*****
35 Pocket	*****	*****
36 Pocket	*****	*****
37 Pocket	*****	*****
38 Pocket	*****	*****
39 Pocket	*****	*****
40 Pocket	*****	*****
41 Pocket	*****	*****
42 Pocket	*****	*****
43 Pocket	*****	*****
44 Pocket	*****	*****

PERFECT BIND FINISHING SERVICE	MAKE-READY	PER/M
POCKET CHANGE per pocket	*****	*****
DEMO BINDING (COMMON)	*****	*****
DEMO COVER - 2 DECKS	*****	*****
DEMO COVER - 3 DECKS	*****	*****
DEMO COVER - 4 DECKS	*****	*****
LABEL AIRE (<= 2")	*****	*****
REVERSE DISK FEED PKT	*****	*****
HOLDING TIME per hour	*****	*****
HANDWORK per hour	*****	*****
BINDER STOP per each	*****	*****
Minimum quantity per bind run is 5,000 copies.
Quoted slowdowns apply to run rates of all active operations on the finishing line.
Standard Blow-in Cards refer to 4" x 6" on 7 pt. stock.
Premiums may apply when placing 2 - 8 page sigs first or last down on the binder.
Each Back to Bind requires an additional 2,000 spoilage copies to re-makeready the binder.
Bind-In/Blow-Ins Invoiced as a pocket

POLYWRAP	MAKE-READY	PER/M
POLYWRAP BASE BOOK	*****	*****
SITMA POCKET CHANGE per each	*****	*****
POLYWRAP ONSERT	*****	*****
LABEL AIRE (<= 2")	*****	*****
PICK-N-PLACE POCKET	*****	*****
DEMOGRAPHIC ONSERTING	*****	*****

Quad/Graphics, Inc.	Page 6 of 20	Confidential

PLAYBOY ENTERPRISES, INC.

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

	Account Nbr:	803
	Price Sched Nbr:	0002322-08
Effective Date:
	Pricing Last Modified:	cjones
11/19/2008
cjones
	Paper Last Modified	11/19/2008
WRAPPING	MAKE-READY	PER/M
MAIL W/PRE-ADDRSSD CMPNT	*****	*****
Polywrapping pricing above is for offline polywrapping only.
Additional colors and versions on poly film invoiced at *****.  "Pick-n-Place" pricing includes slowdown on poly wrapper.
"Mail with Pre-addressed" charge includes slowdown cost on poly wrapper.
In-line polywrap and mailing with black sitma plastic . . . Rates include 5-1-08 Increase.

12 pockets @ ***** . . . 13 pockets @ ***** . . . 14 pockets @ ***** . . . 15 pockets @ *****
16 pockets @ ***** . . . 17 pockets @ ***** . . . 18 pockets @ ***** . . . 19 pockets @ *****
20 pockets @ ***** . . . 21 pockets @ ***** . . . 22 pockets @ ***** . . . 23 pockets @ *****
24 pockets @ ***** . . . 25 pockets @ ***** . . . 26 pockets @ ***** . . . 27 pockets @ *****
28 pockets @ ***** . . . 29 pockets @ ***** . . . 30 pockets @ ***** . . . 31 pockets @ *****
32 pockets @ ***** . . . 33 pockets @ ***** . . . 34 pockets @ ***** . . . 35 pockets @ *****
36 pockets @ ***** . . . 37 pockets @ ***** . . . 38 pockets @ ***** . . . 39 pockets @ *****
40 pockets @ ***** . . . 41 pockets @ ***** . . . 42 pockets @ ***** . . . 43 pockets @ *****
44 pockets @ *****

OFFLINE	MAKE-READY	PER/M
HAND INSERT INTO FURNISHED ENV	*****	*****
HAND INSERT INTO QUAD SUPP ENV	*****	*****
HANDWORK per hour	*****	*****
FLAT CUTTING	*****	*****
TEAR SHEETS per hour	*****	*****
Offline processes for less than 5,000 pieces will be invoiced on a per piece basis without regard to published rates on this price schedule.
MAILING	MAKE-READY	PER/M
INKJET (1 STD POS-80 DPI)	*****	*****
PORT. 80 DPI 1-5 UNITS	*****	*****
CODE/MESS 120DPI 2"	*****	*****
CODE ONLY INKJET 80 DPI	*****	*****
MAILING LIST CHANGE per each	*****	*****
OFFLINE PAPER LABEL	*****	*****
lnkjetting pricing is for inline on Binder/polywrapper. Portable unit pricing is for inkjetting "out of pocket" and is an upcharge to the standard unit cost. *****
NEWSSTAND	MAKE-READY	PER/M
DISTRIBUTION COMMON BUNDLES	*****	*****
DISTRIBUTION LABEL PREP	*****	*****
ONSERT NEWSSTAND LETTER per each	*****	*****
STORAGE & HANDLING	EACH	PER/M
HANDLE FURNISHED SKIDS per skid	*****	*****
PACKING		EACH
STD CARTONS (30#) per carton		*****
SKIDS WITH WRAP (2000#) per skid		*****
SKIDS WITH SLEEVES (2000#) per skid		*****
SKIDS (CARTONS ON SKIDS) per skid		*****
Bulk Carton packing pricing includes attaching shipping label.

Quad/Graphics, Inc.	Page 7 of 20	Confidential

PLAYBOY ENTERPRISES, INC.

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

	Account Nbr:	803
	Price Sched Nbr:	0002322-08
Effective Date:
	Pricing Last Modified:	cjones
11/19/2008
cjones
	Paper Last Modified	11/19/2008
PAPER HANDLING		EACH
CUST PAPER INV/ACCTG/HANDLING per cwt		*****

Quad/Graphics, Inc.	Page 8 of 20	Confidential

PLAYBOY ENTERPRISES, INC.
PLAYBOY
UPRIGHT PRICE SCHEDULE
MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Cover - 2x4 PRESSWORK
06 PG Gate Cover (8/8) AS 6'S 2-out	80.00000	23.87500	22.75000	*****	*****
06 PG Gate Cover (7/7) AS 6'S 2-out	80.00000	23.87500	22.75000	*****	*****
06 PG Gate Cover (6/6) AS 6'S 2-out	80.00000	23.87500	22.75000	*****	*****
06 PG Gate Cover (5/5) AS 6'S 2-out	80.00000	23.87500	22.75000	*****	*****
06 PG Gate Cover (4/4) AS 6'S 2-out	80.00000	23.87500	22.75000	*****	*****
VERSION PLATE PRESS STOP per stop, per web	80.00000	23.87500	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	80.00000	23.87500	22.75000	*****	*****

Cover - 2x4 PRESSWORK

04 PG Cover (8/8) AS 4'S - Flat 4-out	100.0000	33.25000	22.75000	*****	*****
04 PG Cover (7/7) AS 4'S - Flat 4-out	100.0000	33.25000	22.75000	*****	*****
04 PG Cover (6/6) AS 4'S - Flat 4-out	100.0000	33.25000	22.75000	*****	*****
04 PG Cover (5/5) AS 4'S - Flat 4-out	100.0000	33.25000	22.75000	*****	*****
04 PG Cover (4/4) AS 4'S - Fiat 4-out	100.0000	33.25000	22.75000	*****	*****
VERSION PLATE PRESS STOP per stop, per web	100.0000	33.25000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	100.0000	33.25000	22.75000	*****	*****

Body - 2x4 PRESSWORK

32 PG Body (5/5+5/5) AS 16'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+5/5) AS 8'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 16'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 8'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 16'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 8'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 16'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 8'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 16'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 8'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 16'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 8'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 16'S 1-out	38.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 8'S 1-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 16'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 8'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 16'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 8'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 16'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 16'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 8'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 16'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 8'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5) AS 8'S 1-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 16'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 8'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4) AS 8'S 1-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1 +1/1) AS 16'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 8'S 2-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2) AS 8'S 1-out	38.00000	33.00000	22.75000	*****	*****
16 PG Body (1/l) AS 8'S 1-out	38.00000	33.00000	22.75000	*****	*****

Quad/Graphics, Inc.	Page 9 of 20	Confidential

PLAYBOY ENTERPRISES, INC.
PLAYBOY
UPRIGHT PRICE SCHEDULE
MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - 2x4 PRESSWORK - continued
12 PG Body (5/5+5/5) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
08 PG Body (5/5+5/5) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (6/5+4/4) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (8/8) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+2/2) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+1/1) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2+2/2) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1+1/1) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate		38.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate		38.00000	16.50000	22.75000	*****	*****
Body - 2x4 PRESSWORK
32 PG Body (5/5+5/5) AS 16'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+5/5) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 16'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 18'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 16'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 16'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 16'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 16'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 16'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 16'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****

Quad/Graphics, Inc.	Page 10 of 20		Confidential

PLAYBOY ENTERPRISES, INC.
PLAYBOY
UPRIGHT PRICE SCHEDULE
MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - 2x4 PRESSWORK - continued
16 PG Body (4/4+4/4) AS 16'S 2-out	40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 2-out	40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 16'S 2-out	40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 8'S 2-out	40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 16'S 2-out	40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 8'S 2-out	40.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5) AS 8'S 1-out	40.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 16'S 2-out	40.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 8'S 2-out	40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4) AS 8'S 1-out	40.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 16'S 2-out	40.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 8'S 2-out	40.00000	33.00000	22.76000	*****	*****
16 PG Body (2/2) AS 8'S 1-out	40.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1) AS 8'S 1-out	40.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2 out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
08 PG Body (5/5+5/5) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5+4/4) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (8/8) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+2/2) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+1/1) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2+2/2) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1+1/1) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate		40.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate		40.00000	16.50000	22.75000	*****	*****
32 PG Body (5/5+5/5) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+5/5) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****

Quad/Graphics, Inc.	Page 11 of 20		Confidential

PLAYBOY ENTERPRISES, INC.

PLAYBOY
UPRIGHT PRICE SCHEDULE
MIN QTY: 100,000
Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - 2x4 PRESSWORK - continued
32 PG Body (5/5+4/4) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 8'S 2-out		50.00000	33.00000	22.75009	*****	*****
16 PG Body (4/4+1/1) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
08 PG Body (5/5+5/5)AS 8'S 4-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5+4/4) AS 8'S 4-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 4-out		50.00000	33.00000	22.75000	*****	*****

Quad/Graphics, Inc.	Page 12 of 20		Confidential

PLAYBOY ENTERPRISES, INC.
PLAYBOY
UPRIGHT PRICE SCHEDULE
MIN QTY: 100,000
Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - 2x4 PRESSWORK - continued
08 PG Body (8/8) AS 8'S 2-out	50.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+2/2) AS 8'S 4-out	50.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+1/1) AS 8'S 4-out	50.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5) AS 8'S 2-out	50.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2+2/2) AS 8'S 4-out	50.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4) AS 8'S 2-out	50.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1+1/1) AS 8'S 4-out	50.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2) AS 8'S 2-out	50.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1) AS 8'S 2-out	50.00000	33.00000	22.75000	*****	*****
04 PG Body (6/6) AS 4'S 4-out	50.00000	33.00000	22.75000	*****	*****
04 PG Body (5/5) AS 4'S 4-out	50.00000	33.00000	22.75000	*****	*****
04 PG Body (4/4) AS 4'S 4-out	50.00000	33.00000	22.75000	*****	*****
04 PG Body (2/2) AS 4'S 4-out	50.00000	33.00000	22.75000	*****	*****
04 PG Body (1/1) AS 4'S 4-out	50.00000	33.00000	22.75000	*****	*****
02 PG Body (7/7) AS 2'S 8-out	50.00000	33.00000	22.75000	*****	*****
02 PG Body (6/6) AS 2'S 8-out	50.00000	33.00000	22.75000	*****	*****
02 PG Body (5/5) AS 2'S 8-out	50.00000	33.00000	22.75000	*****	*****
02 PG Body (4/4) AS 2'S 8-out	50.00000	33.00000	22.75000	*****	*****
02 PG Body (2/2) AS 2'S 8-out	50.00000	33.00000	22.75000	*****	*****
02 PG Body (1/1) AS 2'S 8-out	50.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	50.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	50.00000	16.50000	22.75000	*****	*****
Body - 2x4 PRESSWORK
32 PG Body (5/5+5/5) AS 16'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+5/5) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 16'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 16'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 16'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 16'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 16'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 16'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****

Quad/Graphics, Inc.	Page 13 of 20	Confidential

PLAYBOY ENTERPRISES, INC.
PLAYBOY
UPRIGHT PRICE SCHEDULE
MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - 2x4 PRESSWORK • continued
16 PG Body (5/5+5/5) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
08 PG Body (5/5+5/5) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5+4/4) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (8/8) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+2/2) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+1/1) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
08 PG Gate Body (5/5) AS 8'S 2-out	60.00000	31.25000	22.75000	*****	*****
08 PG Body (2/2+2/2) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
08 PG Gate Body (4/4) AS 8'S 2-out	60.00000	30.50000	22.75000	*****	*****
08 PG Body (1/1+1/1) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****

Quad/Graphics, Inc.	Page 14 of 20				Confidential

PLAYBOY ENTERPRISES, INC.
PLAYBOY
UPRIGHT PRICE SCHEDULE
MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
06 PG Body (4/4+4/4) AS 6'S 4-out	60.00000	19.00000	22.75000	*****	*****
06 PG Gate Body (5/5) AS 6'S 2-out	60.00000	22.43750	22.75000	*****	*****
06 PG Gate Body (4/4) AS 6'S 2-out	60.00000	22.43750	22.75000	*****	*****
04 PG Body (6/6) AS 4'S 4-out	60.00000	33.00000	22.75000	*****	*****
Body - 2x4 PRESSWORK - continued
04 PG Body (5/5) AS 4'S 4-out	60.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (5/5) AS 4'S 4-out	60.00000	30.75000	22.75000	*****	*****
04 PG Body (4/4) AS 4'S 4-out	60.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (4/4) AS 4'S 4-out	60.00000	30.75000	22.75000	*****	*****
04 PG Body (2/2) AS 4'S 4-out	60.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (2/2) AS 4'S 4-out	60.00000	30.75000	22.75000	*****	*****
04 PG Body (1/1) AS 4'S 4-out	60.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (1/1) AS 4'S 4-out	60.00000	29.00000	22.75000	*****	*****
02 PG Body (7/7) AS 2'S 8-out	60.00000	33.00000	22.75000	*****	*****
02 PG Body (6/6) AS 2'S 8-out	60.00000	33.00000	22.75000	*****	*****
02 PG Body (5/5) AS 2'S 8-out	60.00000	33.00000	22.75000	*****	*****
02 PG Body (4/4) AS 2'S 8-out	60.00000	33.00000	22.75000	*****	*****
02 PG Body (2/2) AS 2'S 8-out	60.00000	33.00000	22.75000	*****	*****
02 PG Body (1/1) AS 2'S 8-out	60.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	31.25000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	30.75000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	30.50000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	29.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	22.43750	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	19.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	16.50000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 16'S 2-out	80.00000	33.00000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out Web 1	80.00000	33.00000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out Web 2	80.00000	16.50000	22.75000	*****	*****
06 PG Body (4/4+4/4) AS 6'S 4-out	80.00000	19.00000	22.75000	*****	*****
06 PG Gate Body (5/5) AS 6'S 2-out	80.00000	22.43750	22.75000	*****	*****
06 PG Gate Body (4/4) AS 6'S 2-out	80.00000	22.43750	22.75000	*****	*****
04 PG Gate Body (5/5) AS 4'S 4-out	80.00000	30.75000	22.75000	*****	*****
04 PG Body (4/4) AS 4'S 4-out	80.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (4/4) AS 4'S 4-out	80.00000	30.75000	22.75000	*****	*****
04 PG Body (2/2) AS 4'S 4-out	80.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (2/2) AS 4'S 4-out	80.00000	30.75000	22.75000	*****	*****
04 PG Body (1/1) AS 4'S 4-out	80.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (1/1) AS 4'S 4-out	80.00000	29.00000	22.75000	*****	*****
02 PG Body (7/7) AS 2'S 8-out	80.00000	33.00000	22.75000	*****	*****
02 PG Body (6/6) AS 2'S 8-out	80.00000	33.00000	22.75000	*****	*****
02 PG Body (5/5) AS 2'S 8-out	80.00000	33.00000	22.75000	*****	*****
02 PG Body (4/4) AS 2'S 8-out	80.00000	33.00000	22.75000	*****	*****
02 PG Body (2/2) AS 2'S 8-out	80.00000	33.00000	22.75000	*****	*****
02 PG Body (1/1) AS 2'S 8-out	80.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	80.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	80.00000	30.75000	22.75000	*****	*****

Quad/Graphics, Inc.	Page 15 of 20				Confidential

PLAYBOY ENTERPRISES, INC.
PLAYBOY
UPRIGHT PRICE SCHEDULE
MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
VERSION PLATE & MKR CHANGE per plate	80.00000	29.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	80.00000	22.43750	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	80.00000	19.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	80.00000	16.50000	22.75000	*****	*****
Body - 2x6 PRESSWORK
48 PG Body (4/4+4/4) AS 12'S 1-out	38.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 16'S & 8'S 1-out	38.00000	49.50000	22.25000	*****	*****
Body - 2x6 PRESSWORK
48 PG Body (4/4+4/4) AS 24'S 1-out	38.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 12'S 2-out	38.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 16'S & 8'S 2-out	38.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 24'S 2-out	38.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 8'S 2-out	38.00000	49.50000	22.25000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 3-out	38.00000	49.50000	22.25000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 4-out	38.00000	49.50000	22.25000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 6-out	38.00000	49.50000	22.25000	*****	*****
VERSION PLATE PRESS STOP per stop, per web	38.00000	49.50000	22.25000	*****	*****
VERSION PLATE & MKR CHANGE per plate	38.00000	49.50000	22.25000	*****	*****
Body - 2x6 PRESSWORK
48 PG Body (4/4+4/4) AS 12'S 1-out	40.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 16'S & 8'S 1-out	40.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 24'S 1-out	40.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 12'S 2-out	40.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 16'S & 8'S 2-out	40.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 24'S 2-out	40.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 8'S 2-out	40.00000	49.50000	22.25000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 3-out	40.00000	49.50000	22.25000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 4-out	40.00000	49.50000	22.25000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 6-out	40.00000	49.50000	22.25000	*****	*****
VERSION PLATE PRESS STOP per stop, per web	40.00000	49.50000	22.25000	*****	*****
VERSION PLATE & MKR CHANGE per plate	40.00000	49.50000	22.25000	*****	*****
Body - 2x6 PRESSWORK
48 PG Body (4/4+4/4) AS 12'S 1-out	50.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 16'S & 8'S 1-out	50.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 24'S 1-out	50.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 12'S 2-out	50.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 16'S & 8'S 2-out	50.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 24'S 2-out	50.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 8'S 2-out	50.00000	49.50000	22.25000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 3-out	50.00000	49.50000	22.25000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 4-out	50.00000	49.50000	22.25000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 6-out	50.00000	49.50000	22.25000	*****	*****
VERSION PLATE PRESS STOP per stop, per web	50.00000	49.50000	22.25000	*****	*****
VERSION PLATE & MKR CHANGE per plate	50.00000	49.50000	22.25000	*****	*****
Body - 2x6 PRESSWORK
48 PG Body (4/4+4/4) AS 12'S 1-out	60.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 16'S & 8'S 1-out	60.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 24'S 1-out	60.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 12'S 2-out	60.00000	49.50000	22.25000	*****	*****

Quad/Graphics, Inc.	Page 16 of 20				Confidential

PLAYBOY ENTERPRISES, INC.
PLAYBOY
UPRIGHT PRICE SCHEDULE
MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
24 PG Body (4/4+4/4) AS 16'S & 8'S 2-out	60.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 24'S 2-out	60.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 8'S 2-out	60.00000	49.50000	22.25000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 3-out	60.00000	49.50000	22.25000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 4-out	60.00000	49.50000	22.25000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 6-out	60.00000	49.50000	22.25000	*****	*****
VERSION PLATE PRESS STOP per stop, per web	60.00000	49.50000	22.25000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	49.50000	22.25000	*****	*****
Body - GRAVURE PRESSWORK - JAW
96 PG Body (5/5) AS 16'S 1-out	38.00000	88.00000	49.50000	*****	*****
96 PG Body (5/5) AS 32'S 1-out	38.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 16'S 1-out	38.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 32'S 1-out	38.00000	88.00000	49.50000	*****	*****
84 PG Body (5/5) AS 28'S 1-out	38.00000	77.00000	49.50000	*****	*****
84 PG Body (4/4) AS 28'S 1-out	38.00000	77.00000	49.50000	*****	*****
72 PG Body (5/5) AS 12'S 1-out	38.00000	66.00000	49.50000	*****	*****
72 PG Body (5/5) AS 24'S 1-out	38.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 12'S 1-out	38.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 24'S 1-out	38.00000	66.00000	49.50000	*****	*****
64 PG Body (5/5) AS 32'S 1-out	38.00000	88.00000	33.00000	*****	*****
64 PG Body (4/4) AS 32'S 1-out	38.00000	88.00000	33.00000	*****	*****
60 PG Body (5/5) AS 20'S 1-out	38.00000	55.00000	49.50000	*****	*****
60 PG Body (4/4) AS 20'S 1-out	38.00000	55.00000	49.50000	*****	*****
56 PG Body (5/5) AS 28'S 1-out	38.00000	77.00000	33.00000	*****	*****
56 PG Body (4/4) AS 28'S 1-out	38.00000	77.00000	33.00000	*****	*****
48 PG Body (5/5) AS 24'S 1-out	38.00000	66.00000	33.00000	*****	*****
48 PG Body (4/4) AS 24'S 1-out	38.00000	66.00000	33.00000	*****	*****
48 PG Body (5/5) AS 16'S 2-out	38.00000	88.00000	49.50000	*****	*****
48 PG Body (4/4) AS 16'S 2-out	38.00000	88.00000	49.50000	*****	*****
40 PG Body (5/5) AS 20'S 1-out	38.00000	55.00000	33.00000	*****	*****
40 PG Body (4/4) AS 20'S 1-out	38.00000	55.00000	33.00000	*****	*****
36 PG Body (5/5) AS 36'S 2-out	38.00000	66.00000	49.50000	*****	*****
36 PG Body (4/4) AS 36'S 2-out	38.00000	66.00000	49.50000	*****	*****
32 PG Body (5/5) AS 32'S 2-out	38.00000	88.00000	33.00000	*****	*****
32 PG Body (4/4) AS 32'S 2-out	38.00000	88.00000	33.00000	*****	*****
28 PG Body (5/5) AS 28'S 2-out	38.00000	77.00000	33.00000	*****	*****
28 PG Body (4/4) AS 28'S 2-out	38.00000	77.00000	33.00000	*****	*****
24 PG Body (5/5) AS 24'S 2-out	38.00000	66.00000	33.00000	*****	*****
24 PG Body (4/4) AS 24'S 2-out	38.00000	66.00000	33.00000	*****	*****
20 PG Body (5/5) AS 20'S 2-out	38.00000	55.00000	33.00000	*****	*****
20 PG Body (4/4) AS 20'S 2-out	38.00000	55.00000	33.00000	*****	*****
16 PG Body (5/5) AS 16'S 4-out	38.00000	88.00000	33.00000	*****	*****
16 PG Body (4/4) AS 16'S 4-out	38.00000	88.00000	33.00000	*****	*****
12 PG Body (5/5) AS 12'S 4-out	38.00000	66.00000	33.00000	*****	*****
12 PG Body (4/4) AS 12'S 4-out	38.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	88.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	77.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	55.00000	33.00000	*****	*****

Quad/Graphics, Inc.	Page 17 of 20				Confidential

PLAYBOY ENTERPRISES, INC.
PLAYBOY
UPRIGHT PRICE SCHEDULE
MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	88.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	77.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	66.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	55.00000	49.50000	*****	*****
Body -GRAVURE PRESSWORK –JAW
96 PG Body (5/5) AS 16'S 1-out	40.00000	88.00000	49.50000	*****	*****
96 PG Body (5/5) AS 32'S 1-out	40.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 16'S 1-out	40.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 32'S 1-out	40.00000	88.00000	49.50000	*****	*****
84 PG Body (5/5) AS 28'S 1-out	40.00000	77.00000	49.50000	*****	*****
84 PG Body (4/4) AS 28'S 1-out	40.00000	77.00000	49.50000	*****	*****
Body - GRAVURE PRESSWORK -JAW - continued
72 PG Body (5/5) AS 12'S 1-out	40.00000	66.00000	49.50000	*****	*****
72 PG Body (5/5) AS 24'S 1-out	40.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 12'S 1-out	40.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 24'S 1-out	40.00000	66.00000	49.50000	*****	*****
64 PG Body (5/5) AS 32'S 1-out	40.00000	88.00000	33.00000	*****	*****
64 PG Body (4/4) AS 32'S 1-out	40.00000	88.00000	33.00000	*****	*****
60 PG Body (5/5) AS 20'S 1-out	40.00000	55.00000	49.50000	*****	*****
60 PG Body (4/4) AS 20'S 1-out	40.00000	55.00000	49.50000	*****	*****
56 PG Body (5/5) AS 28'S 1-out	40.00000	77.00000	33.00000	*****	*****
56 PG Body (4/4) AS 28'S 1-out	40.00000	77.00000	33.00000	*****	*****
48 PG Body (5/5) AS 24'S 1-out	40.00000	66.00000	33.00000	*****	*****
48 PG Body (4/4) AS 24'S 1-out	40.00000	66.00000	33.00000	*****	*****
48 PG Body (5/5) AS 16'S 2-out	40.00000	88.00000	49.50000	*****	*****
48 PG Body (4/4) AS 16'S 2-out	40.00000	88.00000	49.50000	*****	*****
40 PG Body (5/5) AS 20'S 1-out	40.00000	55.00000	33.00000	*****	*****
40 PG Body (4/4) AS 20'S 1-out	40.00000	55.00000	33.00000	*****	*****
36 PG Body (5/5) AS 36'S 2-out	40.00000	66.00000	49.50000	*****	*****
36 PG Body (4/4) AS 36'S 2-out	40.00000	66.00000	49.50000	*****	*****
32 PG Body (5/5) AS 32'S 2-out	40.00000	88.00000	33.00000	*****	*****
32 PG Body (4/4) AS 32'S 2-out	40.00000	88.00000	33.00000	*****	*****
28 PG Body (5/5) AS 28'S 2-out	40.00000	77.00000	33.00000	*****	*****
28 PG Body (4/4) AS 28'S 2-out	40.00000	77.00000	33.00000	*****	*****
24 PG Body (5/5) AS 24'S 2-out	40.00000	66.00000	33.00000	*****	*****
24 PG Body (4/4) AS 24'S 2-out	40.00000	66.00000	33.00000	*****	*****
20 PG Body (5/5) AS 20'S 2-out	40.00000	55.00000	33.00000	*****	*****
20 PG Body (4/4) AS 20'S 2-out	40.00000	55.00000	33.00000	*****	*****
16 PG Body (5/5) AS 16'S 4-out	40.00000	88.00000	33.00000	*****	*****
16 PG Body (4/4) AS 16'S 4-out	40.00000	88.00000	33.00000	*****	*****
12 PG Body (5/5) AS 12'S 4-out	40.00000	66.00000	33.00000	*****	*****
12 PG Body (4/4) AS 12'S 4-out	40.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	88.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	77.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	55.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	88.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	77.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	66.00000	49.50000	*****	*****

Quad/Graphics, Inc.	Page 18 of 20				Confidential

PLAYBOY ENTERPRISES, INC.
PLAYBOY
UPRIGHT PRICE SCHEDULE
MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	55.00000	49.50000	*****	*****
Body - GRAVURE PRESSWORK - JAW
96 PG Body (5/5) AS 16'S 1-out	50.00000	88.00000	49.50000	*****	*****
96 PG Body (5/5) AS 32'S 1-out	50.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 16'S 1-out	50.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 32'S 1-out	50.00000	88.00000	49.50000	*****	*****
84 PG Body (5/5) AS 28'S 1-out	50.00000	77.00000	49.50000	*****	*****
84 PG Body (4/4) AS 28'S 1-out	50.00000	77.00000	49.50000	*****	*****
72 PG Body (5/5) AS 12'S 1-out	50.00000	66.00000	49.50000	*****	*****
72 PG Body (5/5) AS 24'S 1-out	50.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 12'S 1-out	50.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 24'S 1-out	50.00000	66.00000	49.50000	*****	*****
64 PG Body (5/5) AS 32'S 1-out	50.00000	88.00000	33.00000	*****	*****
64 PG Body (4/4) AS 32'S 1-out	50.00000	88.00000	33.00000	*****	*****
Body - GRAVURE PRESSWORK -JAW - continued
60 PG Body (5/5) AS 20'S 1-out	50.00000	55.00000	49.50000	*****	*****
60 PG Body (4/4) AS 20'S 1-out	50.00000	55.00000	49.50000	*****	*****
56 PG Body (5/5) AS 28'S 1-out	50.00000	77.00000	33.00000	*****	*****
56 PG Body (4/4) AS 28'S 1-out	50.00000	77.00000	33.00000	*****	*****
48 PG Body (5/5) AS 24'S 1-out	50.00000	66.00000	33.00000	*****	*****
48 PG Body (4/4) AS 24'S 1-out	50.00000	66.00000	33.00000	*****	*****
48 PG Body (5/5) AS 16'S 2-out	50.00000	88.00000	49.50000	*****	*****
48 PG Body (4/4) AS 16'S 2-out	50.00000	88.00000	49.50000	*****	*****
40 PG Body (5/5) AS 20'S 1-out	50.00000	55.00000	33.00000	*****	*****
40 PG Body (4/4) AS 20'S 1-out	50.00000	55.00000	33.00000	*****	*****
Body - GRAVURE PRESSWORK - JAW
36 PG Body (5/5) AS 36'S 2-out	50.00000	66.00000	49.50000	*****	*****
36 PG Body (4/4) AS 36'S 2-out	50.00000	66.00000	49.50000	*****	*****
32 PG Body (5/5) AS 32'S 2-out	50.00000	88.00000	33.00000	*****	*****
32 PG Body (4/4) AS 32'S 2-out	50.00000	88.00000	33.00000	*****	*****
28 PG Body (5/5) AS 28'S 2-out	50.00000	77.00000	33.00000	*****	*****
28 PG Body (4/4) AS 28'S 2-out	50.00000	77.00000	33.00000	*****	*****
24 PG Body (5/5) AS 24'S 2-out	50.00000	66.00000	33.00000	*****	*****
24 PG Body (4/4) AS 24'S 2-out	50.00000	66.00000	33.00000	*****	*****
20 PG Body (5/5) AS 20'S 2-out	50.00000	55.00000	33.00000	*****	*****
20 PG Body (4/4) AS 20'S 2-out	50.00000	55.00000	33.00000	*****	*****
16 PG Body (5/5) AS 16'S 4-out	50.00000	88.00000	33.00000	*****	*****
16 PG Body (4/4) AS 16'S 4-out	50.00000	88.00000	33.00000	*****	*****
12 PG Body (5/5) AS 12'S 4-out	50.00000	66.00000	33.00000	*****	*****
12 PG Body (4/4) AS 12'S 4-out	50.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	88.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	77.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	55.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	88.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	77.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	66.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	55.00000	49.50000	*****	*****

Quad/Graphics, Inc.	Page 19 of 20				Confidential

PLAYBOY ENTERPRISES, INC.
PLAYBOY
UPRIGHT PRICE SCHEDULE
MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0002322-08
Effective Date:
Pricing Last Modified:	cjones
11/19/2008
cjones
Paper Last Modified	11/19/2008

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - GRAVURE PRESSWORK - JAW
96 PG Body (5/5) AS 16'S 1-out	60.00000	88.00000	49.50000	*****	*****
96 PG Body (5/5) AS 32'S 1-out	60.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 16'S 1-out	60.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 32'S 1-out	60.00000	88.00000	49.50000	*****	*****
84 PG Body (5/5) AS 28'S 1-out	60.00000	77.00000	49.50000	*****	*****
84 PG Body (4/4) AS 28'S 1-out	60.00000	77.00000	49.50000	*****	*****
72 PG Body (5/5) AS 12'S 1-out	60.00000	66.00000	49.50000	*****	*****
72 PG Body (5/5) AS 24'S 1-out	60.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 12'S 1-out	60.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 24'S 1-out	60.00000	66.00000	49.50000	*****	*****
64 PG Body (5/5) AS 32'S 1-out	60.00000	88.00000	33.00000	*****	*****
64 PG Body (4/4) AS 32'S 1-out	60.00000	88.00000	33.00000	*****	*****
60 PG Body (5/5) AS 20'S 1-out	60.00000	55.00000	49.50000	*****	*****
60 PG Body (4/4) AS 20'S 1-out	60.00000	55.00000	49.50000	*****	*****
56 PG Body (5/5) AS 28'S 1-out	60.00000	77.00000	33.00000	*****	*****
56 PG Body (4/4) AS 28'S 1-out	60.00000	77.00000	33.00000	*****	*****
48 PG Body (5/5) AS 24'S 1-out	60.00000	66.00000	33.00000	*****	*****
Body - GRAVURE PRESSWORK - JAW - continued
48 PG Body (4/4) AS 24'S 1-out	60.00000	66.00000	33.00000	*****	*****
48 PG Body (5/5) AS 16'S 2-out	60.00000	88.00000	49.50000	*****	*****
48 PG Body (4/4) AS 16'S 2-out	60.00000	88.00000	49.50000	*****	*****
40 PG Body (5/5) AS 20'S 1-out	60.00000	55.00000	33.00000	*****	*****
40 PG Body (4/4) AS 20'S 1-out	60.00000	55.00000	33.00000	*****	*****
36 PG Body (5/5) AS 36'S 2-out	60.00000	66.00000	49.50000	*****	*****
36 PG Body (4/4) AS 36'S 2-out	60.00000	66.00000	49.50000	*****	*****
32 PG Body (5/5) AS 32'S 2-out	60.00000	88.00000	33.00000	*****	*****
32 PG Body (4/4) AS 32'S 2-cut	60.00000	88.00000	33.00000	*****	*****
28 PG Body (5/5) AS 28'S 2-out	60.00000	77.00000	33.00000	*****	*****
28 PG Body (4/4) AS 28'S 2-out	60.00000	77.00000	33.00000	*****	*****
24 PG Body (5/5) AS 24'S 2-out	60.00000	66.00000	33.00000	*****	*****
24 PG Body (4/4) AS 24'S 2-out	60.00000	66.00000	33.00000	*****	*****
20 PG Body (5/5) AS 20'S 2-out	60.00000	55.00000	33.00000	*****	*****
20 PG Body (4/4) AS 20'S 2-out	60.00000	55.00000	33.00000	*****	*****
16 PG Body (5/5) AS 16'S 4-out	60.00000	88.00000	33.00000	*****	*****
16 PG Body (4/4) AS 16'S 4-out	60.00000	88.00000	33.00000	*****	*****
12 PG Body (5/5) AS 12'S 4-out	60.00000	66.00000	33.00000	*****	*****
12 PG Body (4/4) AS 12'S 4-out	60.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	88.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	77.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	55.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	88.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	77.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	66.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	55.00000	49.50000	*****	*****

Quad/Graphics, Inc.	Page 20 of 20				Confidential

Paper requirements are based on coated stocks. An additional 2% paper spoilage applies to all supercalandered stocks for offset forms.

Playboy Enterprises, Inc. - Quad/Graphics, Inc.

Fourth Amendment

Additional Work Pricing

QuadGraphics

Ms. Barbara DeMaria
Playboy Enterprises Inc.
730 5th Avenue
New York, NY 10019

Estimate# 08-06243; 144742 and 144741	November 25, 2008

Page Count:	2
Trim Size:	5.875"x4.125" 7"x5"
Paper:	38" Quad Supplied 78.2# Uncoated #7

Title to the unconsumed portion of the required amounts of Customer-furnished paper, as previously set forth, passes to Quad/Graphics upon completion of print production. We reserve the right to adjust paper requirements if the print order, trim size, number of version changes, or any other specification change that would affect the amount of paper required.

Quad/Graphics will be responsible for excess paper consumption, except for excess consumption of foreign, seconds or odd lot paper stocks.

Title and risk of loss to mill overruns shipped to Quad/Graphics shall remain with Playboy Enterprises Inc. Quad/Graphics may be interested in purchasing such mill overruns at fair market value once the Work has completed production. Paper tonnage received more than 30 days prior to scheduled press date will be subject to a minimum charge of *****.

Customer-owned paper in excess of the required amounts (not including any under consumption retained by Quad/Graphics) that remains at Quad/Graphics 30 days from scheduled Work completion date will be subject to a minimum storage charge of *****.

Paper is subject to availability at the time of order and is quoted herein at the current market price. The final price will be that which prevails at the time of shipment from the mill. Quoted price does not include LTL charges of 25% (5,000-9,999#'s) and 15% (10,000-39,999#'s).

Preparatory:
Imaging pricing can be found on a separate Preparatory Estimate, created by your Quad/Imaging Sales Representative. If Quad/Graphics will not be providing imaging services, then Playboy Enterprises Inc. will supply final plate ready files and composite digital color proofs for computer to plate. Files and proofs are to be created per the specifications outlined in the document "DIRECT DIGITAL OUTPUT SPECIFICATIONS FOR

OFFSET AND GRAVURE PRINTING", which may be found at: <http://www.qg.com/prodserv/imaging/pdf/digital output specs.pdf>, or provided by your Quad/Graphics Sales Representative. Quad/Graphics will produce a set of final digital blue line proofs for client verification and approval. Test files should also be submitted well in advance of live production, to your designated Quad/Graphics Customer Service Representative. The manufacturing cost quoted herein is based upon supplied plate ready digital files and color proofs; you may be subject to additional charges if files and proofs are not submitted in accordance with the foregoing specifications or should you not submit test files.
Presswork:	Insert pages to be printed via heat set web offset press, in 4/1 C process throughout.
Location:	Quad/Graphics Facility in West Allis or Hartford, WI.
Ink:
Based on medium coverage. Ink is subject to customer sample and is based on current market cost of supplied component materials. Should these costs change, you will be notified of its affect on quoted manufacturing prices.

Finishing:	Printed inserts will be trimmed to size.
Mail/Packaging:
Blow ins will be skid packed and bulk shipped to Lomira for insertion into the Playboy host book. Gift card blow ins will be skid packed and bulk shipped to Lomira for insertion into the Playboy host book.

Pricing:

Trim:5.875" x4.125" Paper and Manufacturing*	CPM *****
Trim:7" x5" Paper and Manufacturing**	CPM *****

* pricing is based on printing 8 times a year.  6,500,000 pieces February – October and 4,000,000 pieces November - January.  Paper cost is based on current paper pricing and is subject to change.

* pricing is based on printing 3 times a year.  6,000,000 pieces November - January.  Paper cost is based on current paper pricing and is subject to change.

Schedule:

Quad/Graphics, Inc. Schedule for PLAYBOY - QD - PLA536

ISSUE NAME	Mar-09	Apr-09	May-09	Jun-09
JOB NUMBER	A90C530	A90C540	A90C550	A90C560
TIME ZONE
BATCH/FORM #
Page Files Due at Quad	01/02/09(Fri)	01/30/09(Fri)	03/06/09(Fri)	04/03/09(Fri)
Proofs Due Out to Customer	01/06/09(Tue)	02/03/09(Tue)	03/10/09(Tue)	04/07/09(Tue)
Proofs Due Back at Quad	01/08/09(Thu)	02/05/09(Thu)	03/12/09(Thu)	04/09/09(Thu)
Final Approval	01/09/09(Fri)	02/06/09(Fri)	03/13/09(Fri)	04/10/09(Fri)
Plate Ready Files due at Quad	01/09/09(Fri)	02/06/09(Fri)	03/13/09(Fri)	04/10/09(Fri)
PRESS	CARDS	CARDS	CARDS	CARDS
Print Order Due	01/06/09(Tue)	02/03/09(Tue)	03/10/09(Tue)	04/07/09(Tue)
Pages 2 x 4	2	2	2	2
Press Start	01/10/09(Sat)	02/07/09(Sat)	03/14/09(Sat)	04/11/09(Sat)
ASSEMBLY
Assemble With	A9-0797	A9-0798	A9-0799	A9-079A
Cutter Start	01/13/09(Tue)	02/10/09(Tue)	03/17/09(Tue)	04/14/09(Tue)
Due from Custom/Sheet	01/16/09(Fri)	02/13/09(Fri)	03/20/09(Fri)	04/17/09(Fri)
Quantity	6,500,000	6,500,000	6,500,000	6,500,000

Quad/Graphics, Inc. Schedule for PLAYBOY - QD - PLA536

ISSUE NAME	Jul-09	Sep-09	Oct-09	Nov-09
JOB NUMBER	A90C570	A90C580	A90C590	A90C5A0
TIME ZONE
BATCH/FORM #
Page Files Due at Quad	05/01/09(Fri)	07/03/09(Fri)	07/31/09(Fri)	09/04/09(Fri)
Proofs Due Out to Customer	05/05/09(Tue)	07/07/09(Tue)	08/04/09(Tue)	09/08/09(Tue)
Proofs Due Back at Quad	05/07/09(Thu)	07/09/09(Thu)	08/06/09(Thu)	09/10/09(Thu)
Final Approval	05/08/09(Fri)	07/10/09(Fri)	08/07/09(Fri)	09/11/09(Fri)
Plate Ready Files due at Quad	05/08/09(Fri)	07/10/09(Fri)	08/07/09(Fri)	09/11/09(Fri)
PRESS	CARDS	CARDS	CARDS	CARDS
Print Order Due	05/05/09(Tue)	07/07/09(Tue)	08/04/09(Tue)	09/08/09(Tue)
Pages 2 x 4	2	2	2	2
Press Start	05/09/09(Sat)	07/11/09(Sat)	08/08/09(Sat)	09/12/09(Sat)
ASSEMBLY
Assemble With	A9-079C	A9-079E	A9-079F	A9-079H
Cutter Start	05/12/09(Tue)	07/14/09(Tue)	08/11/09(Tue)	09/15/09(Tue)
Due from Custom/Sheet	05/15/09(Fri)	07/17/09(Fri)	08/14/09(Fri)	09/18/09(Fri)
Quantity	6,500,000	6,500,000	6,500,000	4,000,000

Quad/Graphics, Inc. Schedule for PLAYBOY - QD - PLA536

ISSUE NAME	Dec-09	Jan-10	Feb-10
JOB NUMBER	A90C5C0	A90C5D0	A90C5E0
TIME ZONE
BATCH/FORM #
Page Files Due at Quad	10/02/09(Fri)	10/30/09(Fri)	12/04/09(Fri)
Proofs Due Out to Customer	10/06/09(Tue)	11/03/09(Tue)	12/08/09(Tue)
Proofs Due Back at Quad	10/08/09(Thu)	11/05/09(Thu)	12/10/09(Thu)
Final Approval	10/09/09(Fri)	11/06/09(Fri)	12/11/09(Fri)
Plate Ready Files due at Quad	10/09/09(Fri)	11/06/09(Fri)	12/11/09(Fri)
PRESS	CARDS	CARDS	CARDS
Print Order Due	10/06/09(Tue)	11/03/09(Tue)	12/08/09(Tue)
Pages 2 x 4	2	2	2
Press Start	10/10/09(Sat)	11/07/09(Sat)	12/12/09(Sat)
ASSEMBLY
Assemble With	A9-079J	A9-079K	A9-079L
Cutter Start	10/13/09(Tue)	11/10/09(Tue)	12/15/09(Tue)
Due from Custom/Sheet	10/16/09(Fri)	11/13/09(Fri)	12/18/09(Fri)
Quantity	4,000,000	4,000,000	6,500,000

ADDITIONAL CHARGES
PROCESS QUARK FILES	*****
PROOFS	*****
CHANGE CODE	*****
PLATE CHANGE	*****
FREIGHT TO LOMIRA, WI	*****
SKID STORAGE (after 30 days)	*****

Shipping:	F.O.B., Quad/Graphics' shipping dock. Freight to be billed at cost separately.
Terms of Payment:
Net 30 days from invoice date, pending approval be Quad/Graphics Inc. Credit Department.

Quad/Graphics reserves the right to revise the terms of this proposal if this proposal is not accepted by you within 90 days. All prices are based on material costs at the time of quotation and are subject to change.

QUAD/GRAPHICS, INC.
TERMS OF SALE

The following terms of sale will govern the sale of all future goods and services of any type we provide to you until both of us agree otherwise in writing.

We promise that the work we do for you will meet the production specifications described in the final Proposal for any such work and the generally accepted quality standards of the commercial printing industry. We make no other promises or warranties and all other express and implied warranties are disclaimed, including the warranties of merchantability and fitness for a particular purpose. If you have a claim relating to the work, it must be made in writing within thirty (30) days of delivery of the work. You promise that any content or materials that we incorporate into the work at your direction are not libelous and do not violate any law or infringe any third party intellectual property rights.

Our liability arising out of any work, whether related to quality, delay or otherwise, whether due to our negligence, breach of contract, or any other claim at law or equity, will not exceed the invoiced price allocable to the specific portion of the work that gives rise to the liability. We will not be liable for any failure to perform due to an event of force majeure or any event outside of our reasonable control.  In no event will we be liable for any special, incidental or consequential damages, including lost sales.

Title and risk of loss to finished and semi-finished work will pass to you upon the earlier of: (1) our delivery to a carrier or the Postal Service F.O.B. our shipping dock or (2) our delivery into storage. This is true even if we own the carrier or storage facility.

Prices for the work are in the Proposal. If the Proposal does not include a price for a particular good or service, you will be charged at our current standard rates. You are responsible for paying all sales and use taxes relating to the work and agree to pay us any such taxes we are legally required to collect from you.

If the Proposal for the work specifies multiple jobs, then we have the exclusive right and obligation to perform all of the work for all of the jobs. If the Proposal is for a certain type of job for a specified time, but it is uncertain how many jobs there will actually be (e.g., a particular catalog title for one year), then we have the exclusive right and obligation to perform all of such work you require during the specified time.

Changes to work specifications, production schedules or these terms must be in writing and signed by both of us. The final agreed upon Proposal for the work, the payment terms letter issued by our credit department, the final agreed upon production schedule and these terms constitute the entire agreement between you and us for the work. This agreement supersedes any prior agreements between us relating to the work. Additional or different terms contained in any of your forms (e.g., your purchase order) or correspondence from you will not modify this agreement and are rejected by us.

We and you agree to be bound by these terms of sale effective as of November 25, 2008.

QUAD/GRAPHICS, INC.	Playboy Enterprises Inc.

By: Matilda Isabella	By: Barbara DeMaria
Title: Sales Representative	Title: Promotion and Operations Director

Playboy Enterprises, Inc. - Quad/Graphics, Inc.

Fourth Amendment

EXHIBIT G-1 – Paper Purchasing Agreement

QuadGraphics

March 5, 2009

John McDonald
Senior Vice President
Playboy Enterprises, Inc. ("Playboy")
680 North Lake Shore Drive
Chicago, IL 60611

Dear John:

This letter summarizes our discussions in regards to Quad Paper Services Hybrid Sourcing model for Playboy and, if you agree with the enclosed provisions, then please sign below where indicated. Our agreement is as follows:

1)           Effective from Jan 1, 2009 through December 31, 2010 ("Paper Purchasing Period"), Quad/Graphics, Inc. ("Printer" or "Quad" or "Quad/Graphics") will have the sole obligation and entitlement to source and purchase the paper for all components of Playboy Magazine, Playboy Special Editions and Playboy Calendars produced at Quad/Graphics (collectively, the "Playboy Paper Requirements"). The projected annual volume for the Playboy Paper Requirements is described in greater detail on the attached Projected Forecasting Worksheet (Exhibit 1). Either party shall have the right to terminate this agreement for any reason at any time by providing notice in writing to the other party with not less than six months advance notice. If Quad Paper Services materially defaults on any of its obligations under this agreement Playboy shall be free to source the Playboy Paper Requirements from third parties without any obligation or liability to Quad Paper Services, upon reasonable advance written notice to Quad.

2)           Playboy will provide Quad Paper Services with notification of final page count and final print quantity for issues of Playboy Magazine, Playboy Special Editions and Playboy Calendars. Typical industry lead time notification for LDO (last date to order) will apply. Quad/Graphics will provide Playboy with the "Last Date to Change the Order" ("LDC"). Quad Paper Services will not purchase or provide substitute brands for the Playboy Paper Requirements without advance approval from Playboy.

3)           Paper purchased by Quad Paper Services on behalf of Playboy shall be received by printer into Playboy's inventory as property of Playboy. Standard receiving and monthly inventory reports will continue to be provided to Playboy as well as actual consumption reporting. Quad Paper Services will cut all purchase orders, track and monitor all shipments, and file, report and collect all ship-damaged and performance-related paper claims.

4)           Paper charges for each mill shipment will be invoiced to Playboy in accordance with the invoicing and payment terms established by Quad/Graphics' Credit Department. The terms include a 2% pre-payment paper discount less freight (i.e. 1.85%) paid within 20 days of initial ship date from the mill(s).

5)           All paper transactions are based on paper sold to Playboy at Quad Paper Services' invoiced price from the mill(s). In the event Playboy specifies a unique paper component from a mill without a rebate program with Quad Paper Services, a markup of ***** will apply. Quad Paper Services agrees to honor Playboy's periodic requests for actual Playboy paper invoices for transparency verification. Quad Paper Services and Playboy's agreement is based on the premise to negotiate ongoing paper prices in a collaborative effort to satisfy Playboy's budgetary requirements. Quad Paper Services agrees to demonstrate competitive paper pricing to Playboy through quarterly reporting from table six (6) from the Paper Trader, published by (RISI) Resource Information Systems, Inc.

6)           Beginning on January 1, 2010, Quad Paper Services agrees to manage an "average issue" supply of the Playboy Paper Requirements. The paper suppliers and "average issue" amounts (including buffers) shall be identified by the parties prior to the close of 2009 and used to complete the following table for Magazine Components.

Magazine Component	Monthly Allowance (Pounds)
Cover Centerfold Gravure Body Forms Offset Body Forms

The Monthly Allowance for each of the Magazine Components shall be referred to individually and collectively as the "Paper Threshold Amount(s)".). At the close of 2010, the actual inventory on hand for each of the Magazine Components shall be reviewed as of the last day of each month and such monthly results shall be used to prepare an annual reconciliation of the actual amounts compared to the Paper Threshold Amount(s); months with actual supply over the Paper Threshold Amount(s) shall be offset by months in which the actual paper supply is under the Paper Threshold Amount(s). The reconciliation of the Paper Threshold Amount(s) shall exclude the buffers identified by the parties. Should such annual reconciliation result in an amount beyond the Paper Threshold Amount(s), Quad Paper Services agrees to remit to Playboy the capital carrying cost associated with the net additional tonnage, utilizing an interest rate agreed upon by the parties. Notwithstanding the foregoing, no interest will accrue for any Paper Threshold Amounts reconciliation taking place for the months following the expiration or termination of this agreement.

7)           Quad Paper Services to absorb any and all freight and/or fuel surcharges for over truckload amounts of paper purchased on Playboy's behalf.

8)           In the event Playboy elects to not renew this agreement, then Playboy shall have the option to maintain the existing paper allocation for the Playboy Paper Requirements; this assumes the providing mills continue to produce and accept the business.

9)       Quad/Graphics will use its best efforts to ensure an adequate supply of paper, but the supply of paper is dependent upon conditions of supply and demand in the paper industry. For example, Quad Paper Services will not be held responsible for any disruption in the production and delivery of paper such as an act of god, a strike at a paper mill or poor production at a mill that causes them to be late with deliveries. If Quad Paper Services notifies Playboy that Quad is unable, for any reason, to supply Playboy with the Playboy Paper Requirements, Playboy shall be free to source the Playboy Paper Requirements from third parties without any obligation or liability to Quad Paper Services.

10)     This agreement reflects the entire understanding and obligations of Playboy and Printer in regards to paper purchasing and replaces all prior written or oral agreements or understandings between Printer and Playboy regarding such subject matter. No amendment or modification of this agreement shall be valid or binding upon the parties unless made in writing and signed on behalf of each of the parties by their respective proper officers.

If the foregoing represents your understanding, then please have both copies signed below in the space provided and return one original to my attention; the other is for your files. Thank you for your attention to this matter.

Very truly yours,	Approved and accepted this 7th day of April, 2009.

/s/ David A. Blais	PLAYBOY ENTERPRISES, INC.

David A. Blais	By: /s/ Howard Shapiro
Senior V.P. of Sales & Admin.	Name: Howard Shapiro
Quad/Graphics, Inc.	Title: Executive Vice President

Exhibit 1
Projected Forecasting Worksheet

Magazine – 11 issues	Annual Tonnage	Average Issue Tonnage

Cover
*****	*****	*****

Body #1
*****	*****	*****

Body #2
*****	*****	*****

Centerfold
*****	*****	*****

Regional
*****	*****	*****

Special Edition - 25 issues	Annual Tonnage	Average Issue Tonnage

Cover
*****	*****	*****

Body
*****	*****	*****